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                                                                   EXHIBIT 10.39

                            INDEMNIFICATION AGREEMENT
                                   (DIRECTORS)

         THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of _______________, 2003 between Digital Theater Systems, Inc., a Delaware corporation (the "Company"), and __________________________ ("Director").

RECITALS:

         WHEREAS, Director performs valuable services for the Company; and

         WHEREAS, the Company and Director recognize the continued difficulty in obtaining liability insurance for corporate directors, officers, agents, employees and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance; and

         WHEREAS, the Company and Director further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, agents, employees and fiduciaries to expensive litigation risks at the same time that the availability and coverage of liability insurance has been severely limited; and

         WHEREAS, the stockholders of the Company have adopted Restated Bylaws (the "Bylaws") providing for the indemnification of the directors, officers, agents and employees of the Company to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Law"); and

         WHEREAS, Director does not regard the current protection available for the Company's directors, officers, agents, employees and fiduciaries as adequate under the present circumstances, and Director and other directors, officers, agents, employees and fiduciaries of the Company may not be willing to serve or continue to serve in such capacities without additional protection; and

         WHEREAS, the Bylaws and the Law, by their nonexclusive nature, permit contracts between the Company and the directors, officers, agents, employees and fiduciaries of the Company with respect to indemnification of such officers or directors; and

         WHEREAS, the Company (i) desires to attract and retain the involvement of highly qualified individuals, such as Director, to serve the Company and (ii) wishes to provide for the indemnification and advancing of expenses to Director to the maximum extent permitted by applicable law; and

         WHEREAS, in accordance with the authorization as provided by the Laws, the Company may purchase and maintain a policy or policies of directors' and officers' liability insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its officers or directors in the performance of their obligations to the Company.
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         NOW, THEREFORE, in consideration of Director's service as a director of the Company after the date hereof, the parties hereto agree as follows:

1. Indemnity of Director. The Company hereby agrees to indemnify Director to the fullest extent permitted by either of the Law and all other applicable laws. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a director, officer, agent, employee or fiduciary of the Company, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a director, officer, agent, employee or fiduciary of the Company, such change, to the extent not otherwise required by such law, statute or rule or other provision of this Agreement to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

2. Additional Indemnity. Subject only to the limitations set forth in Section 3 hereof, the Company hereby further agrees to indemnify and hold harmless
Director:

         (a) against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Company), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Director;

         (b) to the extent that Director is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Director is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Director against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         (c) otherwise to the fullest extent as may be provided to Director by the Company under non-exclusivity provisions of the Bylaws and either of the Laws.

3. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by the Company for any of the following:

         (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which the Director is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by the Company;

         (b) in respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;


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         (c) on account of any Proceeding in which judgment is rendered against
Director for an accounting of profits made from the purchase or sale by Director of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or similar provisions of any federal, state or local statutory law;

         (d) on account of Director's conduct which is the subject of any Proceeding brought by the Company and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by Director, disclosure of confidential information in violation of Director's fiduciary or contractual obligations to the Company, or any other willful and deliberate breach in bad faith of Director's duty to the Company or its stockholders;

         (e) on account of Director's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct, if such conduct has been established by a judgment or other final adjudication adverse to Director;

         (f) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Director have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable); or

         (g) on account of or arising in response to any Proceeding initiated by Director or any of Director's affiliates against the Company or any officer, director or stockholder of the Company (or in which Director or any of Director's affiliates is a counter-complainant or a cross-complainant), unless
(i) such indemnity is expressly required to be made by applicable law; (ii) such Proceeding was authorized in the specific case by action of the Board of Directors; or (iii) such indemnity is required to be made pursuant to Section 8 hereof because the determination of Director's entitlement to indemnification was not made in a timely manner.

4. Contribution in the Event of Joint Liability. If the indemnification provided in Sections 1 and 2 hereof is unavailable for any reason other than those set forth in Section 3 hereof, then in respect of any Proceeding in which the Company is jointly liable with Director (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and all officers, directors or employees of the Company other than Director who are jointly liable with Director (or would be if joined in such Proceeding), on the one hand, and Director, on the other hand, from the transaction from which such Proceeding arose, and (ii) the relative fault of the Company and all officers, directors or employees of the Company other than Director who are jointly liable with Director (or would be if joined in such Proceeding), on the one hand, and Director, on the other hand, in connection with the events which resulted in such Expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company and all officers, directors or employees of the Company other than Director who are jointly liable with Director (or would be if joined in such

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Proceeding), on the one hand, and Director, on the other hand, shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

5. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Director is, by reason of his or her Corporate Status, a witness in any Proceeding to which Director is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

6. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall advance all Expenses incurred by or on behalf of Director in connection with any Proceeding by reason of Director's Corporate Status within ten (10) days after the receipt by the Company of a statement or statements from Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Director and shall include or be preceded or accompanied by an undertaking by or on behalf of Director to repay any Expenses advanced if required as provided in this Section. The obligation of the Company to advance Expenses pursuant to this Section shall be subject to the condition that, if, when and to the extent that the Company determines that Director would not be permitted to be indemnified under applicable law, the Company shall be entitled to be reimbursed, within thirty
(30) days of such determination, by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Director, pursuant to Section 7 hereof, has commenced or thereafter commences legal proceedings in a court of competent jurisdiction or an arbitration to secure a determination that Director should be indemnified under applicable law, any determination made by the Company that Director would not be permitted to be indemnified under applicable law shall not be binding, and Director shall not be required to reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

7. Notification and Defense of Claim. Promptly after receipt by Director of notice of the commencement of any Proceeding, Director will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any Proceeding as to which Director notifies the Company of the commencement thereof:

         (a) the Company will be entitled to participate therein at its own expense;

         (b) except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director. After notice from the Company to Director of its election to assume the defense thereof, the Company will not be liable to

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Director under this Agreement for any Expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided herein. Director shall have the right to employ his or her own counsel in such Proceeding, but the Expenses associated with the employment of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Director unless
(i) the employment of counsel by Director has been authorized by the Company,
(ii) Director shall have reasonably concluded that there may be a conflict of interest between the Company and Director in the conduct of the defense of such Proceeding or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the Expenses of Director's separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Director shall have made the conclusion provided for in subparagraph (ii) above; and

         (c) the Company shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Company shall be permitted to settle any Proceeding except that it shall not settle any Proceeding in any manner which would impose any penalty, out-of-pocket liability, or limitation on Director without Director's written consent.

8. Procedures and Presumptions for Determination of Entitlement to Indemnification. The parties agree that the following procedures and presumptions shall apply with respect to indemnification under this Agreement.

         (a) To obtain indemnification (including but not limited to contribution by the Company, but excluding the advancement of expenses pursuant to Section 6 hereof) under this Agreement, Director shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Director and reasonably necessary to determine whether and to what extent Director is entitled to indemnification. Director shall submit his or her claim for indemnification within a reasonable time (not to exceed five years) after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding for which Director requests indemnification, whichever occurs latest. The President or the Secretary or other appropriate officer of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Director has requested indemnification.

         (b) Upon written request by Director for indemnification hereunder, a determination with respect to Director's entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of Director: (1) by a majority vote of a quorum of the Board of Directors consisting entirely of Disinterested Directors, if such a quorum is obtainable, (2) if such a quorum is not obtainable, by Independent Counsel in a written opinion, or (3) by the stockholders (with shares owned by Director not entitled to vote thereon).


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         (c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) hereof, the Independent Counsel shall be selected as provided in this Section. The Independent Counsel shall be selected by Director (unless Director shall request that such selection be made by the Board of Directors). The party selecting the Independent Counsel shall promptly provide written notice to the other party of its selection. Director or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company or to Director, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 13(e) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Director of a written request for indemnification pursuant to Section 8(a) hereof, an Independent Counsel shall not have been selected and agreed upon by the parties, either the Company or Director may petition any court of competent jurisdiction in the State of Delaware for resolution of any objection which shall have been made by the Company or Director to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 8(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred in connection with acting pursuant to Section 8(b) hereof, and the Company shall pay all reasonable fees and expenses in connection with the procedures of this Section, regardless of the manner in which such Independent Counsel was selected or appointed.

         (d) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Director is entitled to indemnification under this Agreement. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not affect this presumption or, except as may be provided in Section 3 hereof, establish a presumption with regard to any factual matter relevant to determining Director's rights to indemnification hereunder. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

         (e) Director shall be deemed to have acted in good faith if Director's action is based on (i) the records or books of account of the Enterprise, including financial statements, (ii) information supplied to Director by the officers of the Enterprise in the course of their duties, (iii) the advice of legal counsel for the Enterprise, or (iv) information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent, employee or fiduciary of the Enterprise shall not be imputed to Director for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section are satisfied, it shall in any

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event be presumed that Director has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not affect this presumption or, except as may be provided in Section 3 hereof, establish a presumption with regard to any factual matter relevant to determining Director's rights to indemnification hereunder. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

         (f) Subject to any applicable provision of the Law, if the person or persons so empowered to make a determination pursuant to Section 8(b) hereof shall have failed to make the requested determination within ninety (90) days of the later of (a) the Company's receipt of Director's written request for such indemnification, or (b) any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event which could enable the Company to determine Director's entitlement to indemnification, the requisite determination that Director is entitled to indemnification shall be deemed to have been made, and Director shall be entitled to such indemnification, absent (i) a misstatement by Director of a material fact, or an omission of a material fact necessary to make Director's statements not materially misleading in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such ninety (90) day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto.

         (g) Director shall cooperate with the person, persons or entity making such determination with respect to Director's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Director and reasonably necessary to such determination. Director and any Independent Counsel, member of the Board of Directors, or stockholder of the Company shall act reasonably and in good faith in making a determination under the Agreement of the Director's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by Director in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Director's entitlement to indemnification), and the Company hereby indemnifies and agrees to hold Director harmless therefrom.

9.       Remedies of Director.

         (a) In the event that (i) a determination pursuant to Section 8 hereof is made that Director is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) Director otherwise seeks enforcement of

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this Agreement, and subject to any applicable provision of the Law, Director shall be entitled to a final adjudication in an appropriate court of his or her rights. Alternatively, and subject to any applicable provision of the Law, Director at his or her option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association now in effect, whose decision is to be made within ninety (90) days following the filing of the demand for arbitration. The Company shall not oppose Director's right to seek any such adjudication or arbitration award.

         (b) In the event that a determination shall have been made pursuant to
Section 8(b) of this Agreement that Director is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial on the merits, and Director shall not be prejudiced by reason of that adverse determination under Section 8(b).

         (c) If a determination shall have been made pursuant to Section 8(b) of this Agreement that Director is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 9, absent (i) a misrepresentation of a material fact by Director or
(ii) a specific finding (which has become final) by an appropriate court that all or any part of such indemnification is expressly prohibited by applicable law.

         (d) In the event that Director, pursuant to this Section 9, seeks a judicial adjudication or arbitration of his or her rights under, or to recover damages for breach of, this Agreement, or to recover under any D & O Insurance policies maintained by the Company, the Company shall pay on his or her behalf in advance, any and all expenses (of the types described in the definition of Expenses in Section 13(e) of this Agreement) actually and reasonably incurred by him or her in such judicial adjudication, regardless of whether Director ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery.

         (e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

         (f) The Company and Director agree that a monetary remedy for breach of this Agreement, at some later date, will be inadequate, impracticable and difficult to prove, and further agree that such breach would cause Director irreparable harm. Accordingly, the Company and Director agree that Director shall be entitled to temporary and permanent injunctive relief to enforce this Agreement without the necessity of proving actual damages or irreparable harm. The Company and Director further agree that Director shall be entitled to such injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bond or any other undertaking in connection therewith. Any such requirement of bond or undertaking is hereby waived by the Company, and the Company acknowledges that in the absence of such a waiver, a bond or undertaking may be required by the court.


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10.      Non-Exclusivity; Survival of Rights; Subrogation.

         (a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Director may at any time be entitled under applicable law, the Restated Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No other right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every right and remedy herein conferred shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Director under this Agreement in respect of any action taken or omitted by such Director in his or her Corporate Status prior to such amendment, alteration or repeal. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy or the future employment or assertion of any right or remedy.

         (b) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Director has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

11. Duration of Agreement. All agreements and obligations of the Company contained herein shall continue during the period Director is a director, officer, employee, agent or fiduciary of the Company (or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any Proceeding (or any proceeding commenced under Section 9 hereof) by reason of his or her Corporate Status, whether or not he or she is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Director continues to serve as a director of the Enterprise.

12.      Enforcement.

         (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Director to serve

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as a director of the Company, and the Company acknowledges that Director is relying upon this Agreement in serving as such.

         (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

13.      Definitions.  For purposes of this Agreement:

         (a) "Corporate Status" describes the status of a person who is or was a director of the Enterprise; in each case whether or not he or she is or was acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.

         (b) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Director.

         (c) "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Director is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

         (d) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating in or being or preparing to be a witness in a Proceeding.

         (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Director in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Director in an action to determine Director's rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         (f) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, including any appeal therefrom; including any of the foregoing pending on or before the date of this


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Agreement; and excluding any of the foregoing initiated by Director pursuant to
Section 9 of this Agreement to enforce his or her rights under this Agreement.

14. Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and
(b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

15. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

16. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a) if to Director, to the address set forth below Director signature hereto; and

         (b) if to the Company, to:

                           Digital Theater Systems, Inc.
                           5171 Clareton Drive
                           Agoura Hills, California 91301
                           Fax No. (818) 706-1868
                           Attention:  Chief Executive Officer

or to such other address as may have been furnished to Director by the Company or to the Company by Director, as the case may be.

17. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

18. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

19. Governing Law. The parties agree that this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without application of the conflict of laws principles thereof.



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                                       12

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                        DIGITAL THEATER SYSTEMS, INC.

                                        By:  ___________________________________
                                        Name: __________________________________
                                        Title: _________________________________



                                        DIRECTOR

                                        ________________________________________

                                        Name: __________________________________

                                        Address:
                                        ________________________________________

                                        ________________________________________


           [COUNTERPART SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT OF
                         DIGITAL THEATER SYSTEMS, INC.]